Exhibit 99.1

NEWS RELEASE

Media Contact:	Investor Relations Contact:
Jeremy D. King	Dana Nolan
Regions Bank	Regions Bank
205-264-4551	205-264-7040
Regions News Online: regions.doingmoretoday.com
Regions News on Twitter: @RegionsNews

Strategic Growth. Innovative Services. Regions Bank to Acquire Sabal Capital Partners

Acquisition to support small-balance commercial real estate lending through a technology-enabled platform.

BIRMINGHAM, Ala. – Oct. 4, 2021 – Regions Bank on Monday announced it has entered into a definitive agreement to acquire Sabal Capital Partners, LLC, a diversified financial services firm that leverages an innovative, technology-driven origination and servicing platform to facilitate lending in the small-balance commercial real estate market for clients nationwide.

Sabal is one of the top originators of Fannie Mae and Freddie Mac small-balance commercial real estate loans and has a growing presence in non-agency commercial mortgage-backed securities loan origination. Regions plans to incorporate Sabal into its growing Real Estate Capital Markets division.

Based in Irvine, California, Sabal Capital Partners is a vertically integrated platform that has originated nearly $6 billion in financing across the U.S. since inception and maintains a current servicing portfolio of nearly $5 billion. The company serves clients through its state-of-the-art SNAP™ platform, a proprietary tool developed by Sabal to optimize the lending and communications processes with clients and Sabal’s investor base.

The acquisition advances Regions Bank’s strategy of acquiring businesses that enable Regions to deepen relationships with current clients, while attracting new clients that are drawn to the services, capabilities, and technologies provided by companies such as Sabal Capital Partners.

“With the addition of Sabal Capital Partners, Regions will become even better positioned to further build on our client base and deliver an expanded range of agency and non-agency options for real estate lending,” said Joel Stephens, head of Capital Markets for Regions Bank. “Sabal’s industry-leading technology platform and its leadership in the small-balance commercial real estate arena make the company a great match for Regions. Our current affordable and large-balance Fannie Mae and Freddie Mac products, combined with Sabal’s small-balance agency capabilities, will allow Regions to offer real estate solutions across the full spectrum of agency offerings. We look forward to working together to provide superior service to more real estate clients across the country.”

With its SNAP platform, Sabal Capital Partners has established a competitive edge in delivering agency multifamily and commercial real estate loan services. Sabal leverages tools such as real-time commercial property financing scenarios, seamless online loan applications, and technology enabling clients to track loan progress through deal closure. Sabal’s agency finance solutions include Fannie Mae® Small Loans, Freddie Mac Optigo® Small Balance Loans, and Sabal’s newest offering, Freddie Mac Optigo® Conventional Loans, a product Regions also recently added to its suite of services.

“For years, our work has been defined by a constant focus on innovation, and Sabal Capital Partners joining the forward-thinking team at Regions Bank is a natural fit as Sabal offers tailored lending solutions and reaches more clients together with Regions,” said Pat Jackson, chief executive officer of Sabal Capital Partners. “Regions Bank has a demonstrated commitment to delivering competitive options for clients in the small- and middle-market commercial real estate space while maintaining a prudent approach to risk management. By joining Regions, Sabal can make an even greater impact through combining technology-powered services with years of experience and strategic decision making to deliver unparalleled services for new and existing clients.”

Regions will maintain Sabal’s flagship offices in Irvine and Pasadena, California, as well as New York City. When combined with Regions Real Estate Capital Markets’ existing production offices, the combined platform will have 20 production offices nationwide.

Regions’ agreement to acquire Sabal Capital Partners, LLC is specific to the lending and servicing segments of Sabal’s business and does not include Sabal’s investment management business, which will remain with the sellers, including Pat Jackson, and investment funds managed by Stone Point Capital LLC. Jackson and Mike Wilhelms, Sabal’s chief financial officer, will remain with the investment management business while other members of Sabal’s leadership team will join Regions.

Regions’ acquisition of Sabal Capital Partners, LLC is expected to close in the fourth quarter of 2021, subject to obtaining necessary consents from certain governmental agencies and government-sponsored enterprises and satisfaction of customary closing conditions. Terms of Regions’ agreement to acquire Sabal Capital Partners were not disclosed.

Regions has acquired additional financial services providers in recent years, including the 2020 acquisition of equipment finance lender Ascentium Capital and the 2019 acquisition of institutional investment firm Highland Associates. Earlier this year, Regions announced a definitive agreement to acquire home improvement point-of-sale lender EnerBank USA. The EnerBank acquisition was completed Friday, Oct. 1.

Beekman Advisors represented Regions in connection with the Sabal Capital Partners transaction, and Davis Polk & Wardwell LLP served as Regions’ legal counsel. Wells Fargo Securities, LLC served as financial advisor to Sabal Capital Partners, and Kramer Levin Naftalis & Frankel LLP served as Sabal’s legal counsel.

About Regions Financial Corporation

Regions Financial Corporation (NYSE:RF), with $156 billion in assets, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, and mortgage products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates more than 1,300 banking offices and approximately 2,000 ATMs. Regions Bank is an Equal Housing Lender and Member FDIC. Additional information about Regions and its full line of products and services can be found at www.regions.com.

About Sabal Capital Partners, LLC

Headquartered in Irvine, California, Sabal Capital Partners, LLC and its commercial real estate lending and servicing subsidiaries and affiliates have originated nearly $6 billion in financing nationally through the company’s highly specialized wholesale lending platform. Sabal strives to keep clients and investors ahead of the curve, representing a corporate philosophy based upon the core practices of innovation, partnership, commitment to excellence and entrepreneurship. Sabal’s dedication to advancing the financial services industry has led to the development of SNAP™, an innovative platform designed to optimize the lending and investment processes and enable a highly efficient interaction between Sabal and its client and investor base. Sabal is a nationally rated Commercial Primary Servicer and Commercial Special Servicer by Morningstar with a CS2 ranking, an S&P Global rated Commercial Mortgage Loan Special Servicer with an average ranking, as well as a Fitch rated CMBS Primary Servicer with a CPS2- ranking and CMBS Special Servicer with a CSS3+ ranking. For more information about Sabal, visit www.sabal.com.

Forward-Looking Statements

This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions Financial’s current views with respect to future events and financial performance. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objective,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause Regions Financial’s actual results to differ from those described in the forward-looking statements herein include: delays in closing the Sabal transaction; expected synergies, cost savings, and other financial or other benefits of the Sabal transaction might not be realized within the expected timeframes or might be less than projected; difficulties in integrating Sabal’s business; the continued or potential effects of the COVID-19 pandemic and related variants and mutations on Regions Financial’s business, financial condition, and results of operations; and risks identified in Regions Financial’s Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent filings with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact Regions Financial’s business, financial performance, and pending or consummated acquisition transactions, including the Sabal transaction. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

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